Exhibit 10.4

AMENDMENT NO. 2 TO LOAN AND SECURITY

AGREEMENT AND CONSENT AGREEMENT

This AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT AND CONSENT AGREEMENT (this “Agreement”), dated as of August 31, 2012, is by and among INSTALLED BUILDING PRODUCTS, LLC, a Delaware limited liability company (“IBP, LLC”), INSTALLED BUILDING PRODUCTS II, LLC, a Delaware limited liability company (“IBP II, LLC” and together with IBP, LLC, collectively, the “Companies” and each, individually, the “Company”), EACH BORROWING SUBSIDIARY PARTY HERETO (collectively with the Companies, the “Borrowers”), CCIB HOLDCO, INC., a Delaware corporation (“Parent”) and EACH GUARANTYING SUBSIDIARY PARTY HERETO (together with Parent, the “Guarantors”), the financial institutions party to this Agreement from time to time as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”). Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

RECITALS:

A. The Borrowers, the Guarantors, the Lenders and the Agent are parties to that certain Loan and Security Agreement dated as of November 4, 2011 (as its terms have been amended, modified, waived or supplemented, the “Loan Agreement”).

B. The Company has notified the Agent that the Company intends to purchase 100% of the outstanding equity of TCI Contracting, LLC, a Georgia limited liability company (“TCI”), for aggregate consideration consisting of approximately 129,944 shares of Equity Interests comprising common equity of Parent and a Promissory Note (the “Thayer Note”) dated as of August 31, 2012 from TCI in favor of Wesley Thayer in the aggregate principal amount of $675,000 (the “Subject Acquisition”). TCI owns 100% of the Equity Interests of Thermal Control Insulation, LLC, an Ohio limited liability company (“Thermal Control”), and 100% of the Equity Interests of Mid South Construction and Building Products, Inc., a Georgia corporation. After giving effect to the Subject Acquisition, TCI shall be a wholly owned Subsidiary of IBP, LLC.

C. The Borrowers and Guarantors have requested that the Required Lenders consent to the Subject Acquisition and, in connection with the purchase of the outstanding equity of TCI, the execution and delivery of a sale and purchase agreement by IBP, LLC and Parent and related documents, instruments and agreements, in each case, as are reasonably required and as are reasonably satisfactory to Agent (collectively, the “Purchase Agreements”), and the performance of the obligations of IBP, LLC and Parent under such Purchase Agreements (the “Purchase Agreement Obligations”). The Borrowers and Guarantors have also requested that Agent and the Required Lenders amend certain provisions of the Loan Agreement in connection with the Subject Acquisition and the execution, delivery and performance of the Purchase Agreements.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

SECTION 1.01 Consent. Each of the undersigned Lenders hereby consents to (i) the Subject Acquisition, and (ii) the execution and delivery of any Purchase Agreement and performance of any Purchase Agreement Obligations as are reasonably required in connection with the Subject Acquisition on terms set forth in the Purchase Agreement, in each case, substantially consistent with the description set forth in the Recitals. For the avoidance of doubt, none of the Accounts or Inventory of TCI or Thermal Control shall be Eligible Accounts or Eligible Inventory prior to the Agent’s completing a Field Exam with respect thereto with results satisfactory to the Agent (which Field Exam shall be at the expense of the Companies and shall not count towards any limits set forth in the Loan Agreement). This consent is given for the specific instance and for the limited purpose set forth herein.

SECTION 1.02 Amendments. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Loan Agreement is amended as follows:

(a) The following new definition is inserted in Section 1.1 in the appropriate alphabetical positions therein:

Mid South: Mid South Construction and Building Products, Inc., a Georgia corporation.

(b) The existing definition of “Change of Control” in Section 1.1 is deleted in its entirety and the following definition is inserted in lieu thereof:

Change of Control: (a) the Control Group ceases to own and control, beneficially and of record, directly or indirectly, a majority of the Equity Interests of the Parent; (b) the Sponsor ceases to own and control, beneficially and of record, directly or indirectly, more than 21.5% of the Equity Interests of the Parent consisting of common stock and 90% of the Sponsor Preferred Stock; provided that if in connection with one or more mergers or Acquisitions permitted hereunder, the Parent issues additional Equity Interests, that dilutes the Equity Interests of all holders pro rata, such resulting dilutive effect shall not be deemed to violate this clause (b) so long as the Sponsor shall own and control, beneficially and of record, directly or indirectly, more than 15% of the Equity Interests of the Parent consisting of common stock and a majority of the Sponsor Preferred Stock ; (c) a change in the majority of directors of the Parent, unless approved by the then majority of directors; (d) all or substantially all of a Borrower’s assets are sold or transferred, other than sale or transfer to another Borrower, (e) the Parent ceases to own and control beneficially and of record, directly or indirectly, all of the Equity Interests in its Subsidiaries (except Suburban).

(c) The existing Section 10.1.2(f) is deleted in its entirety and the following is inserted in lieu thereof:

(f) promptly at Agent’s request, (i) a listing of each Borrower’s trade payables, specifying the trade creditor and balance due, and a detailed trade payable aging, (ii) a report as to transactions with and services provided to Affiliates and Suburban and, until such time as Mid South shall become a Borrower or Guarantor and Obligor, Mid South, along with amounts due therefrom and (iii) a list of the holders of Equity Interests of the Parent as of the date of such request, all in form satisfactory to Agent; and

(d) The existing Section 10.1.9 is amended by inserting the following at the end thereof:

“; provided that Mid South shall not be required to become a Borrower or Guarantor and Obligor hereunder until the date that is 60 days after the Acquisition of Mid South by IBP, LLC (or such longer period as Agent may otherwise agree).”

(e) The existing Section 10.2.21 is deleted in its entirety and the following is inserted in lieu thereof:

10.2.21 Purchasing Practices/Suburban & Mid South. The Obligors shall maintain purchasing practices consistent with past practices, including IBP, LLC and/or IBP II, LLC continuing to purchase substantially all fiberglass insulation Inventory for all other Borrowers. Notwithstanding anything to the contrary contained in Sections 10.2.5, 10.2.6, 10.2.7 and 10.2.17, the Obligors may continue to purchase inventory for, or sell inventory on credit to, Suburban and Mid South and provide management, accounting, legal and other administrative support services to Suburban and Mid South, in each case, in the Ordinary Course of Business on terms fully disclosed to Agent and no less favorable than would be obtained in a comparable arms-length transaction with an unaffiliated Person; provided, however, that at all times collections of Accounts owned by, and proceeds of other assets of, Suburban and Mid South (but not payments made by Suburban or Mid South to any Obligor for goods or services) are maintained in a segregated Deposit Account and not commingled with proceeds of Collateral or used to repay the Loans; provided, further, however, that at any time after Mid South shall become a Borrower or Guarantor and Obligor hereunder, the provisions of this Section 10.2.21 shall no longer apply to Mid South.

(f) The existing Schedules 7.1.3, 8.5, 8.6.1, 9.1.4, 9.1.11, 9.1.16 and 9.1.20 are supplemented by Schedules 7.1.3, 8.5, 8.6.1, 9.1.4, 9.1.11, 9.1.16 and 9.1.20 attached hereto.

SECTION 1.03 Effectiveness. This Agreement and the consent and amendments contained herein shall become effective only upon the Agent’s receipt of duly executed counterparts of this Agreement which, when taken together, bear the authorized signatures of the Borrowers, the Guarantors, the Credit Support Parties (as hereinafter defined), the Agent and the Required Lenders; provided, however, that (a) substantially simultaneously with the closing of the Subject Acquisition, each of TCI and Thermal Control executes and delivers to Agent (i) a Joinder Agreement in the form attached hereto as Exhibit A and becomes a Borrower under the Loan Agreement and (ii) all other documents, instruments, UCC-1s, certificates or agreements required under the Joinder Agreement, along with an opinion of counsel as required under the Joinder Agreement; (b) substantially simultaneously with the closing of the Subject Acquisition, TCI delivers to Agent a fully executed copy of the Thayer Note, which shall be expressly subordinate and junior in right of payment to Full Payment of all Obligations and on terms (including maturity, interest, fees, repayment, covenants and subordination) reasonably satisfactory to Agent; (c) no Change of Control results from the Subject Acquisition; and (d) all fees and expenses of counsel to Agent estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

SECTION 1.04 Consent of the Guarantors. Each of the undersigned Guarantors hereby consents to and acknowledges the consent and amendments contained herein and confirms and ratifies its guaranty of the Obligations of the Borrowers (including each of TCI and Thermal Control upon its delivery of the Joinder Agreement and becoming a Borrower) pursuant to its Guaranty and its obligations under each other Loan Document to which it is a party.

SECTION 1.05 Representations and Warranties. Each Obligor hereby represents and warrants to each Lender and the Agent, on the date hereof, that after giving effect to this Agreement, (a) the representations and warranties set forth in Section 9 of the Loan Agreement and in each other Loan Document, are true and correct in all material respects (except where any such representation or warranty is otherwise qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date; (b) no Default or Event of Default has occurred and is continuing; and (c) since December 31, 2010, no event has occurred or circumstance arisen that has had or could reasonably be expected to have a Material Adverse Effect. Each Obligor represents and warrants to Agent and Lenders that this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles relating to enforceability.

SECTION 1.06 Instrument Pursuant to Loan Agreement. This Agreement is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Loan Agreement.

SECTION 1.07 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 1.08 Confirmation. Except as expressly amended by the terms hereof, all of the terms of the Loan Agreement and the other Loan Documents shall continue in full force and effect and are hereby confirmed in all respects. Each Obligor hereby consents, acknowledges and agrees to the consent and amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, with respect to each Obligor, the continuation and extension of the liens granted under the Loan Agreement and the Security Documents to secure the Obligations).

SECTION 1.09 Governing Law; Waiver of Jury Trial. This Agreement shall be governed by the laws of the State of New York, and shall be further subject to the provisions of Sections 14.14 and 14.15 of the Loan Agreement.

[Signature Pages Follow.]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:

INSTALLED BUILDING PRODUCTS, LLC

By:	/s/ Michael T. Miller
Name:	Michael T. Miller
Title:	Executive Vice President – Finance

ALL-WEATHERIZATION CONTRACTORS, LLC
AMERICAN INSULATION & ENERGY SERVICES, LLC
ANY SEASON INSULATION, LLC
BAYTHERM INSULATION, LLC
BUILDING MATERIALS FINANCE, INC.
CORNHUSKER INSULATION, LLC
GARAGE DOOR SYSTEMS, LLC
GOLD INSULATION, INC.
GOLD STAR INSULATION, L.P.
By: Gold Insulation, Inc., its General Partner G-T-G, LLC
HINKLE INSULATION & DRYWALL COMPANY, INCORPORATED
IBP ASSET, LLC
IBP ASSET II, LLC
IBP EXTERIORS, INC.
IBP TEXAS ASSETS I, LLC
IBP TEXAS ASSETS II, LLC
IBP TEXAS ASSETS III, LLC
INSTALLED BUILDING PRODUCTS II, LLC
INSULVAIL, LLC
LAKESIDE INSULATION, LLC
LKS TRANSPORTATION, LLC
METRO HOME INSULATION, LLC
NORTHWEST INSULATION, LLC
OJ INSULATION HOLDINGS, INC.
OJ INSULATION, L.P.
By: OJ Insulation Holdings, Inc., its General Partner
RAJAN, LLC
ROCKFORD INSULATION, LLC
SPEC 7 INSULATION CO., LLC
SUPERIOR INSULATION SERVICES, LLC
WATER-TITE COMPANY, LLC
WILSON INSULATION COMPANY, LLC

By:	/s/ Michael T. Miller
Name:	Michael T. Miller
Title:	Executive Vice President – Finance

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

AND CONSENT AGREEMENT

Signature Page

GUARANTORS:

CCIB HOLDCO, INC.
IBHL A HOLDING COMPANY, INC.
IBHL B HOLDING COMPANY, INC.
IBHL II–A HOLDING COMPANY, INC.
IBHL II–B HOLDING COMPANY, INC.
IBP HOLDINGS, LLC
IBP HOLDINGS II, LLC

By:	/s/ Michael T. Miller
Name:	Michael T. Miller
Title:	Executive Vice President – Finance

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

AND CONSENT AGREEMENT

Signature Page

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent and sole Lender

By:	/s/ Christopher M. O’Halloran
Name:	Christopher M. O’Halloran
Title:	Senior Vice President

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

AND CONSENT AGREEMENT

Signature Page

ACKNOWLEDGMENT:

Each of the undersigned (each, a “Credit Support Party” and, collectively, the “Credit Support Parties”) hereby (i) acknowledges receipt of, and consents to, the Consent Agreement, (ii) confirms and ratifies in all respects its/his/her obligations under the Support Agreement and (iii) acknowledges and agrees that the Support Agreement and its/his/her obligations thereunder remain in full force and effect, enforceable against such Credit Support Party in accordance with their terms.

CREDIT SUPPORT PARTIES:

CETUS CAPITAL II, LLC

By:	/s/ Robert E. Davis
Name:	Robert E. Davis
Title:	Managing Director

/s/ Jeffrey W. Edwards
Jeffrey W. Edwards

/s/ Peter H. Edwards, Jr.
Peter H. Edwards, Jr.

/s/ Michael A. Edwards
Michael A. Edwards

/s/ Anne W. Edwards by Jeffrey W. Edwards, P.O.A.
Anne W. Edwards

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

AND CONSENT AGREEMENT

Signature Page

SCHEDULE 7.3.1

to

Loan and Security Agreement

Addendum Effective with Amendment No. 2

PLEDGED INTERESTS

Obligor	Issuer	Aggregate Outstanding Equity Interests	Number (or percentage) of Pledged Equity Interests	Certificate No. (if any)

Installed Building Products, LLC	TCI Contracting, LLC	N/A	100%	1

TCI Contracting, LLC	Thermal Control Insulation, LLC	N/A	100%	1

TCI Contracting, LLC	Mid South Construction and Building Products, Inc.	1,000	1,000	6 and 7

SCHEDULE 8.5

to

Loan and Security Agreement

Addendum Effective with Amendment No. 2

DEPOSIT ACCOUNTS

Subject Grantor	Bank/Securities Intermediary Name and Address	Pledged Account Name	Pledged Account Number

TCI Contracting, LLC	The PrivateBank, 38505 Woodward Avenue, Bloomfield Hills, Michigan 48304	TCI Contracting, LLC – Business Checking (Depository)	0002172633

TCI Contracting, LLC	The PrivateBank, 38505 Woodward Avenue, Bloomfield Hills, Michigan 48304	TCI Contracting, LLC – Business Checking (Operating)	0007701495

TCI Contracting, LLC	Bank of North Georgia, P.O. Box 1407, Alpharetta, Georgia 30009	TCI Contracting, LLC – Operating Account (Credit Card Deposits)	100-007-313-8

SCHEDULE 8.6.1

to

Loan and Security Agreement

Addendum Effective with Amendment No. 2

BUSINESS LOCATIONS

1.	Obligors currently have the following business locations, and no others:

See attached.

2.	The following bailees, warehouseman, similar parties and consignees hold inventory of a Borrower or Subsidiary:

NONE.

SCHEDULE 9.1.4

to

Loan and Security Agreement

Addendum Effective with Amendment No. 2

NAMES AND CAPITAL STRUCTURE

1.	The names, jurisdictions of incorporation, and authorized and issued Equity Interests of each Obligor and Subsidiary are as follows:

See attached.

2.	The record holders of Equity Interests of each Obligor and Subsidiary are as follows:

See attached.

3.	All agreements binding on holders of Equity Interests of Obligors and Subsidiaries with respect to such interests are as follows:

Articles of Organization or Incorporation

Bylaws or Code of Regulations

Operating Agreements

Stockholders’ Agreement

4.	In the five years preceding the Closing Date, no Borrower or Subsidiary has acquired any substantial assets from any other Person nor been the surviving entity in a merger or combination, except:

See attached.

SCHEDULE 9.1.11

to

Loan and Security Agreement

Addendum Effective with Amendment No. 2

PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

1.	Obligors’ and Subsidiaries’ patents:

NONE

2.	Obligors’ and Subsidiaries’ trademarks:

Grantor	Country	Trademark	Registration Number	Registration Date
TCI Contracting, LLC	US	TCI/Total Comfort Installations and design	3,602,243	4/7/2009
TCI Contracting, LLC	US	Total Comfort Installations	3,602,245	4/7/2009
TCI Contracting, LLC	US	TCI	3,602,240	4/7/2009
TCI Contracting, LLC	US	Man with Gutter on Shoulder design	3.818,074	7/13/2010

3.	Obligors’ and Subsidiaries’ copyrights:

NONE

4.	Obligors’ and Subsidiaries’ licenses (other than routine business licenses, authorizing them to transact business in local jurisdictions):

NONE

SCHEDULE 9.1.16

to

Loan and Security Agreement

Addendum Effective with Amendment No. 2

LITIGATION

1.	Proceedings and investigations pending against Obligors or Subsidiaries:

See attached for all proceedings and investigations pending or threatened or for which warranty or auto claims have been made.

2.	Threatened proceedings or investigations of which any Borrower or Subsidiary is aware:

See attached.

3.	Pending Commercial Tort Claim of any Obligor:

None

SCHEDULE 9.1.20

to

Loan and Security Agreement

Addendum Effective with Amendment No. 2

LABOR CONTRACTS

Obligors and Subsidiaries are party to the following collective bargaining agreements, management agreements and consulting agreements:

Thermal Control Insulation, LLC has executed a letter agreement in which it agrees to be bound to the Ohio and Vicinity Regional Council of Carpenters, United Brotherhood of Carpenters and Joiners of America union contract.